Exhibit 32

  Certification of Principal Executive Officer and Principal Financial Officer
                       Pursuant to 18 U.S.C. Section 1350
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Principal Executive Officer (CEO) and the Principal Financial Officer (Chief Financial Officer) of Millenia Hope Inc. (the "Company"), each hereby certifies that to his knowledge on the date hereof:

          (a) The Quarterly Report on Form 10-QSB of the Company for the period ended May 31, 2007, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

          (b) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 5,2007


                                                    /s/ Leonard Stella
                                           -------------------------------------
                                                    Leonard Stella
                                                    Chief Executive Officer


Date: July 5,2007


                                                    /s/ Hugo Valente
                                           -------------------------------------
                                                    Hugo Valente
                                                    Chief Financial Officer


This certification accompanies the Report pursuant to the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.